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                                                                    Exhibit 10.8


           REAFFIRMATION OF COMMITMENTS MADE IN EMPLOYMENT AGREEMENT
                             OF STEPHEN D. HALLIDAY

         On this 30th day of June, 1999, the undersigned, Carl Thompson ("Thompson"), a stockholder of AmeriVision Communications, Inc. (the "Company"), acknowledges that Stephen D. Halliday ("Halliday") and the Company entered into an Employment Agreement on May 24, 1999. Notwithstanding such Employment Agreement, Thompson reaffirms and agrees to continue to be bound by all pledges, commitments, promises, and covenants that he made in an Employment Agreement dated January 27, 1998 between the Company, Thompson and Halliday, including but not limited to the pledge to vote for Halliday, John Damoose, and Jay A. Sekulow to serve on the Company's Board of Directors.






                                                By:  /s/ Carl Thompson
                                                    ----------------------------
                                                     Carl Thompson